BARCLAYS GLOBAL INVESTORS FUNDS

Asset Allocation Fund
Bond Index Fund
S&P 500 Index Fund

Supplement dated February 20, 2004 to the
Combined Prospectus dated May 1, 2003

The information in this supplement updates the information in, and should be read in conjunction with, the Barclays Global Investors Funds (the "BGI Funds") Asset Allocation Fund, Bond Index Fund and S&P 500 Index Fund's combined Prospectus dated May 1, 2003, regarding the BGI Funds Asset Allocation Fund (the "Fund").

On February 13, 2004, the Board of Trustees of the BGI Funds unanimously voted to close and liquidate the Fund. Trading on the Fund will be halted and shares of the Fund will no longer be available for investment as of April 16, 2004, and the liquidation will be carried out on or about April 23, 2004 (the "Liquidation Date").

Beginning April 16, 2004 through the Liquidation Date, redemption of Fund shares will be permitted. Please note, however, that during this period, the Master Portfolio in which the Fund invests will be in the process of liquidating its portfolio holdings, and therefore will hold cash and securities that may not be consistent with the investment objectives, policies and limitations of the Fund and the Master Portfolio in which the Fund invests.

On the Liquidation Date, the Fund will automatically redeem all remaining shares at the Fund's current net asset value per share on that day, which will include any dividends and distributions calculated as of that day, and will pay redemption proceeds in cash.

If you have any questions regarding the information contained in this supplement, please call 1-877-BGI-1544 (1-877-244-1544).